_____________________________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________

FORM 8-K/A

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2015

______________________________________

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

______________________________________

Maryland              001-12690                       22-1890929

(State or other jurisdiction   (Commission    (IRS Employer

of incorporation)    File Number)               Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ     07728

(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_____________________________________________________________________________________________

This Form 8-K/A amends and supplements our Form 8-K filed on October 16, 2015 (the “Initial Report”) to provide additional financial information in connection with the acquisition of six manufactured home communities, three located in Indiana, two located in Ohio and one located in Michigan, from Sun Secured Financing LLC, Sun Pool 12 LLC, Sun Candlewick LLC, Sun Pool 1 LLC, Sun Woods Edge LLC and Sun Homes Services, Inc., all related entities, all of which entities are unrelated to UMH Properties, Inc. (the “Company”).  The communities acquired were Catalina, Candlewick Court, and Worthington Arms in the first tranche and Holiday, Meadows and Woods Edge in the second tranche (collectively referred to as the “Sun Properties”).

This Form 8-K/A is being filed for the sole purpose of providing the historical financial statements and pro forma information required by Item 9.01(a) and (b) of Form 8-K in connection with the acquisition of the Sun Properties. This Form 8-K/A should be read in conjunction with the Initial Report.

After reasonable inquiry, the Company’s management are not aware of any material factors relating to the Sun Properties that would cause the reported financial information not to be necessarily indicative of future operating results.

The following financial statements are filed as part of this Current Report on Form 8-K/A:

UMH PROPERTIES, INC.

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits

		Page
(a)	Financial Statements:
	Independent Auditors’ Report	4
	Combined Statement of Revenue and Community Operating Expenses of the Sun Properties for the year ended December 31, 2014 (Audited) and the period ended September 30, 2015 (Unaudited)	6
	Notes to Combined Statement of Revenue and Community Operating Expenses	7

(b)	Pro Forma Financial Information (Unaudited):	10
	ProForma Consolidated Balance Sheet as of September 30, 2015	11
	Notes to Unaudited Pro Forma Financial Information	13
	ProForma Consolidated Statement of Income (Loss) for the nine months ended September 30, 2015	14
	Notes to Unaudited Pro Forma Financial Information	16
	ProForma Consolidated Statement of Income (Loss) for the year ended December 31, 2014	17
	Notes to Unaudited Pro Forma Financial Information	19

Independent Auditors’ Report

To the Board of Directors and Shareholders

UMH Properties, Inc.

We have audited the accompanying combined statement of revenue and community operating expenses of the properties known as Catalina, Candlewick Court, Worthington Arms, Holiday, Meadows and Woods Edge (collectively, the “Sun Properties”) for the year ended December 31, 2014, and the related notes to the statement of revenue and community operating expenses.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on this combined financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sun Properties’ internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenue and community operating expenses of the Sun Properties for the year ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Basis of Accounting

We draw attention to note 2 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Sun Properties’ revenue and community operating expenses.  Our opinion is not modified with respect to this matter.

/s/  PKF O’Connor Davies

A Division of O’Connor Davies, LLP

New York, New York

December 28, 2015

Sun Properties

Combined Statement of Revenue and Community Operating Expenses

For the year ended December 31, 2014 (Audited) and for the period ended

September 30, 2015 (Unaudited)

	For the Period Ended September 30, 2015 (Unaudited)	Year Ended December 31, 2014

Revenue:
Rental and Related Income	$ 5,238,000	$ 6,944,000

Community Operating Expenses:
Real Estate Taxes	378,000	525,000
Utilities	608,000	911,000
Salaries and Benefits	511,000	676,000
Other	662,000	843,000
	2,159,000	2,955,000

Excess of Revenue Over Community
Operating Expenses	$ 3,079,000	$ 3,989,000

See Accompanying Notes to Combined

Statement of Revenue and Community Operating Expenses

Sun Properties

Notes to Combined Statement of Revenue and Community Operating Expenses

NOTE 1 – BUSINESS AND ORGANIZATION

On October 16, 2015, UMH Properties, Inc. (the “Company”) completed the second tranche of its previously announced acquisition of a total of six manufactured home communities, three located in Indiana, two located in Ohio and one located in Michigan from Sun Secured Financing LLC, Sun Pool 12 LLC, Sun Candlewick LLC, Sun Pool 1 LLC, Sun Woods Edge LLC and Sun Homes Services, Inc., all related entities.  These entities are unrelated to the Company.  The communities acquired were Catalina, Candlewick Court, and Worthington Arms in the first tranche (which closed on August 19, 2015) and Holiday, Meadows and Woods Edge in the second tranche (which closed on October 16, 2015) (collectively referred to as the “Sun Properties”).  The aggregate purchase price of the Sun Properties is valued at $68,600,000.  The following is a brief overview of the Sun Properties that the Company acquired:

Community	Location	Number of Sites	Occupancy

Tranche 1
Candlewick Court	Owosso, MI	211	63%
Catalina	Middletown, OH	462	60%
Worthington Arms	Lewis Center, OH	224	96%
Total Tranche 1		897	69%

Tranche 2
Holiday	Elkhart, IN	326	72%
Meadows	Nappanee, IN	330	47%
Woods Edge	West Lafayette, IN	598	53%
Total Tranche 2		1,254	56%

Grand Total		2,151	62%

These six all-age communities total 2,151 sites situated on approximately 500 acres.  The average occupancy for these communities is approximately 62%.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Combined Statement of Revenue and Community Operating Expenses (the “Financial Statements”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended, which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Financial Statements includes the historical revenue and community operating expenses of the Sun Properties, exclusive of home rental income and related expense, interest income, interest expense, depreciation and amortization, and other expenses, which may not be comparable to the corresponding amounts reflected in the future operations of the Sun Properties.

The Unaudited Financial Statements for the period ended September 30, 2015 consists of the results of operations from January 1, 2015 to August 19, 2015 for Tranche 1, and from January 1, 2015 to September 30, 2015 for Tranche 2.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenue and community operating expenses during the reporting period.  Actual results could differ from those estimates.

Investment Property and Equipment

Property and equipment are carried at cost.  Maintenance and Repairs are charged to income as incurred and improvements are capitalized.

Revenue Recognition

Income is derived primarily from the rental of manufactured home sites.  Rental and related income is recognized on the accrual basis over the term of the lease, which is typically one year or less.  The Sun Properties also own approximately 400 rental units which are rented to residents.  Home rental income from these rental units is approximately $1,060,000 annually before expenses associated with these rental units and is not included in the accompanying Financial Statements.

Community Operating Expenses

Community operating expenses represent the direct expenses of operating the Sun Properties and include costs that are expected to continue in the ongoing operations of the Sun Properties.

Accounts Receivable

The Company evaluates the collectability of rental revenue and records a bad debt expense when management believes that it is probable that it will be unable to collect amounts due under the contractual terms of the lease agreements.

NOTE 3 – COMMITMENTS AND CONTINGENCIES

The Sun Properties are not involved in any material litigation nor, to management’s knowledge, was any material litigation threatened against the Sun Properties which if adversely determined could have a material adverse impact on the Sun Properties other than routine litigation arising in the ordinary course of business or litigation that is adequately covered by insurance.

NOTE 4 – SUBSEQUENT EVENTS

The Sun Properties has been evaluated for subsequent events through December 28, 2015, the date the Financial Statements was available to be issued.

Item 9.01 (b)

Pro Forma Financial Information (Unaudited)

The following pro forma information reflects the acquisition of Catalina, Candlewick Court, and Worthington Arms in the first tranche (“Tranche 1”) and Holiday, Meadows and Woods Edge in the second tranche (“Tranche 2”) (collectively referred to as the “Sun Properties”) by UMH Properties, Inc. (the “Company”).

The Pro Forma Consolidated Balance Sheet as of September 30, 2015 and the Pro Forma Consolidated Statements of Income (Loss) for the nine months ended September 30, 2015 and for the year ended December 31, 2014 have been prepared to reflect the acquisition and the adjustments described in the accompanying notes.  The pro forma financial information is based on the consolidated historical financial statements of the Company and should be read in conjunction with the notes and management's assumptions thereto. The pro forma consolidated balance sheet as of September 30, 2015 was prepared as if the Tranche 2 acquisition occurred on September 30, 2015.  The pro forma consolidated statement of income (loss) for the nine months ended September 30, 2015 and for the year ended December 31, 2014 was prepared assuming the acquisitions occurred on January 1, 2014. The pro forma financial information is unaudited and not necessarily indicative of the actual financial position or results of operations of the Company as of and for the nine months ended September 30, 2015 and for the year ended December 31, 2014 or what the actual results would have been assuming the acquisitions had been consummated on the dates indicated, nor does it purport to represent the future financial position and results of operations for future periods.

Management believes all material adjustments necessary to reflect the effect of this acquisition have been made to the unaudited pro forma financial information.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2015

(Unaudited)

	Company		Acquisition of the Sun		Company
	Historical	(a)	Properties		Pro Forma
-ASSETS-

INVESTMENT PROPERTY AND EQUIPMENT
Land	$ 42,415,514		$ 2,847,000	(b)	$ 45,262,514
Site and Land Improvements	344,269,874		27,557,000	(b)	371,826,874
Buildings and Improvements	19,434,910		748,000	(b)	20,182,910
Rental Homes and Accessories	122,561,676		4,836,000	(b)	127,397,676
Total Investment Property	528,681,974		35,988,000		564,669,974
Equipment and Vehicles	13,185,098		-0-		13,185,098
Total Investment Property and Equipment	541,867,072		35,988,000		577,855,072
Accumulated Depreciation	(112,634,111)		-0-		(112,634,111)
Net Investment Property and Equipment	429,232,961		35,988,000		465,220,961

OTHER ASSETS
Cash and Cash Equivalents	7,900,436		(125,000)	(d)	7,775,436
Securities Available for Sale at Fair Value	61,436,212		-0-		61,436,212
Inventory of Manufactured Homes	13,468,373		-0-		13,468,373
Notes and Other Receivables, net	20,134,541		112,000	(b)	20,246,541
Unamortized Financing Costs	4,238,993		125,000	(d)	4,363,993
Prepaid Expenses	8,436,630		-0-		8,436,630
Land Development Costs	6,287,120		-0-		6,287,120
Total Other Assets	121,902,305		112,000		122,014,305

TOTAL ASSETS	$ 551,135,266		$ 36,100,000		$587,235,266

See Accompanying Notes to Unaudited Pro Forma Financial Information

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET (CONT’D)

AS OF SEPTEMBER 30, 2015

(Unaudited)

	Company		Acquisition of the Sun		Company
	Historical	(a)	Properties		Pro Forma
-LIABILITIES AND SHAREHOLDERS’ EQUITY-

LIABILITIES:
MORTGAGES PAYABLE	$265,965,805		$ 8,851,000	(c)	$274,816,805

OTHER LIABILITIES
Accounts Payable	2,726,181		-0-		2,726,181
Loans Payable	69,157,832		27,249,000	(c)	96,406,832
Accrued Liabilities and Deposits	5,284,797		-0-		5,284,797
Tenant Security Deposits	3,385,024		-0-		3,385,024
Total Other Liabilities	80,553,834		27,249,000		107,802,834
Total Liabilities	346,519,639		36,100,000		382,619,639

SHAREHOLDERS’ EQUITY:
Series A – 8.25% Cumulative Redeemable Preferred Stock, par value $.10 per share, 3,663,800 shares authorized issued and outstanding as of September 30, 2015	91,595,000		-0-		91,595,000
Common Stock – $.10 par value per share, 42,000,000 shares authorized, 26,791,988 shares issued and outstanding as of September 30, 2015	2,679,199		-0-		2,679,199
Excess Stock - $.10 par value per share, 3,000,000 shares authorized; no shares issued or outstanding	-0-		-0-		-0-
Additional Paid-In Capital	115,240,854		-0-		115,240,854
Accumulated Other Comprehensive Loss	(4,231,633)		-0-		(4,231,633)
Accumulated Deficit	(667,793)		-0-		(667,793)
Total Shareholders’ Equity	204,615,627		-0-		204,615,627

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$551,135,266		$ 36,100,000		$587,235,266

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 2015:

(a)

Derived from the Company's unaudited financial statements as of September 30, 2015.

(b)

The acquisition of the Sun Properties was completed in two tranches, Tranche 1 on August 19, 2015 valued at $32,500,000 and Tranche 2 on October 16, 2015, valued at $36,100,000 for a total of $68,600,000.  The pro forma consolidated balance sheet as of September 30, 2015 reflects the pro forma acquisition of Tranche 2 of the Sun Properties.  Allocations for Tranche 2 were made among land, site and land improvements, buildings and improvements, rental homes and accessories, and notes receivable.  The Company intends to account for the Tranche 2 acquisition in accordance with Accounting Standards Codification (ASC) Section 805, Business Combinations.  Accordingly, the purchase price allocation is preliminary and may be subject to change.  The Company includes the accounts of the Sun Properties in its consolidated financial statements from the dates of the acquisitions.

(c)

The Company funded the Tranche 2 acquisition by obtaining a mortgage on one community for total proceeds of $8,851,000.  The Company also drew down $6,000,000 on its revolving line of credit and used its margin line for the remaining balance of $21,249,000.

(d)

Reflects the costs incurred in connection with obtaining the mortgages on the Tranche 2 acquisition.  These costs were paid in cash.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Unaudited)

			Acquisition
	Company		of the Sun		Pro Forma		Company
	Historical	(a)	Properties	(b)	Adjustments		Pro Forma

INCOME:
Rental and Related Income	$54,123,435		$ 5,238,000		$ 724,000	(c)	$60,085,435
Sales of Manufactured Homes	5,469,093		-0-		-0-		5,469,093

Total Income	59,592,528		5,238,000		724,000		65,554,528

EXPENSES:
Community Operating Expenses	27,289,770		2,159,000		289,000	(c)	29,737,770
Cost of Sales of Manufactured Homes	4,209,126		-0-		-0-		4,209,126
Selling Expenses	2,141,693		-0-		-0-		2,141,693
General and Administrative Expenses	5,264,839		-0-		-0-		5,264,839
Acquisition Costs	449,338		-0-		-0-		449,338
Depreciation Expense	13,465,559		-0-		1,558,000	(d)	15,023,559

Total Expenses	52,820,325		2,159,000		1,847,000		56,826,325

OTHER INCOME (EXPENSE):
Interest Income	1,387,062		-0-		-0-		1,387,062
Dividend Income	3,222,928		-0-		-0-		3,222,928
Gain on Sale of Securities Transactions, net	127,419		-0-		-0-		127,419
Other Income	293,044		-0-		-0-		293,044
Interest Expense	(9,359,042)		-0-		(1,625,000)	(e)	(10,984,042)
Amortization of Financing Costs	(407,481)		-0-		(50,000)	(f)	(457,481)

Total Other Income (Expense)	(4,736,070)		-0-		(1,675,000)		(6,411,070)

Income before Loss on Sales of
Investment Property and Equipment	2,036,133		3,079,000		(2,798,000)		2,317,133
Loss on Sales of Investment
Property and Equipment	(66,389)		-0-		-0-		(66,389)
Net Income	1,969,744		3,079,000		(2,798,000)		2,250,744
Less: Preferred Dividend	5,667,441		-0-		-0-		5,667,441
Net Income (Loss) Attributable to Common Shareholders	$(3,697,697)		$ 3,079,000		$(2,798,000)		$(3,416,697)

See Accompanying Notes to Unaudited Pro Forma Financial Information

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS) - CONTINUED

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

 (Unaudited)

			Acquisition
	Company		of the Sun	Pro Forma	Company
	Historical	(a)	Properties	Adjustments	Pro Forma

Basic Income Per Share:

Net Income	$ 0.08				$ 0.09
Less: Preferred Dividend	(0.22)				(0.22)
Net Loss Attributable to Common Shareholders	$(0.14)				$(0.13)
Diluted Income Per Share:

Net Income	$ 0.08				$ 0.09
Less: Preferred Dividend	(0.22)				(0.22)
Net Loss Attributable to Common Shareholders	$(0.14)				$(0.13)
Weighted Average Shares Outstanding:

Basic	25,600,310				25,600,310
Diluted	25,641,070				25,641,070

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS) FOR THE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015:

(a)

Derived from the Company's unaudited consolidated financial statements for the nine months ended September 30, 2015.

(b)

For Tranche 2, reflects revenue and community operating expenses as reported by the Sun Properties for the nine months ended September 30, 2015.  For Tranche 1, reflects revenue and community operating expenses as reported by the Sun Properties for the period from January 1, 2015 through the date of closing of August 19, 2015.  The revenue and community operating expenses for Tranche 1 from the date of closing through September 30, 2015 is already reflected in the financial statements of the Company for the nine months ended September 30, 2015.

(c)

Reflects the pro forma revenue and operating expenses from rental homes.  Revenue is based on the current rent roll and operating expenses is based on an estimated 40% of revenue.

(d)

Reflects the pro forma depreciation expense for the nine months ended September 30, 2015 based on a 27.5 year estimated useful life for site and land improvements, buildings and improvements and rental homes and accessories for a total depreciable basis of $63,991,000, as if the properties has been owned for the entire period.

(e)

Reflects the pro forma interest expense on the mortgage and loans payable as if it they were made on January 1, 2015.  Interest on the mortgage loan is fixed at an interest rate of 3.96%.

(f)

Reflects the amortization of the costs incurred in connection with obtaining the mortgage for this acquisition.

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)

FOR THE YEAR ENDED DECEMBER 31, 2014

(Unaudited)

			Acquisition
	Company		of the Sun		Pro Forma		Company
	Historical	(a)	Properties	(b)	Adjustments		Pro Forma

INCOME:
Rental and Related Income	$63,886,010		$ 6,944,000		$ 1,060,000	(c)	$71,890,010
Sales of Manufactured Homes	7,545,923		-0-		-0-		7,545,923

Total Income	71,431,933		6,944,000		1,060,000		79,435,933

EXPENSES:
Community Operating Expenses	33,592,327		2,955,000		424,000	(c)	36,971,327
Cost of Sales of Manufactured Homes	5,832,540		-0-		-0-		5,832,540
Selling Expenses	2,983,376		-0-		-0-		2,983,376
General and Administrative Expenses	6,465,973		-0-		-0-		6,465,973
Acquisition Costs	483,522		-0-		295,000	(d)	778,522
Depreciation Expense	15,163,420		-0-		2,327,000	(e)	17,490,420

Total Expenses	64,521,158		2,955,000		3,046,000		70,522,158

OTHER INCOME (EXPENSE):
Interest Income	2,098,974		-0-		-0-		2,098,974
Dividend Income	4,065,986		-0-		-0-		4,065,986
Gain on Sale of Securities Transactions, net	1,542,589		-0-		-0-		1,542,589
Other Income	328,888		-0-		-0-		328,888
Interest Expense	(10,194,472)		-0-		(2,561,000)	(f)	(12,755,472)
Amortization of Financing Costs	(522,250)		-0-		(81,000)	(g)	(603,250)

Total Other Income (Expense)	(2,680,285)		-0-		(2,642,000)		(5,322,285)

Income before Gain on Sales of
Investment Property and Equipment	4,230,490		3,989,000		(4,628,000)		3,591,490
Gain on Sales of Investment
Property and Equipment	7,313		-0-		-0-		7,313
Net Income	4,237,803		3,989,000		(4,628,000)		3,598,803
Less: Preferred Dividend	7,556,588		-0-		-0-		7,556,588
Net Income (Loss) Attributable to Common Shareholders	$(3,318,785)		$ 3,989,000		$(4,628,000)		$(3,957,785)

See Accompanying Notes to Unaudited Pro Forma Financial Information

UMH PROPERTIES, INC.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS) - CONTINUED

FOR THE YEAR ENDED DECEMBER 31, 2014

(Unaudited)

			Acquisition
	Company		of the Sun	Pro Forma	Company
	Historical	(a)	Properties	Adjustments	Pro Forma

Basic Income Per Share:

Net Income	$0.19				$0.16
Less: Preferred Dividend	(0.34)				(0.34)
Net Loss Attributable to Common Shareholders	$(0.15)				$(0.18)
Diluted Income Per Share:

Net Income	$0.19				$0.16
Less: Preferred Dividend	(0.34)				(0.34)
Net Loss Attributable to Common Shareholders	$(0.15)				$(0.18)
Weighted Average Shares Outstanding:

Basic	22,496,103				22,496,103
Diluted	22,539,708				22,539,708

See Accompanying Notes to Unaudited Pro Forma Financial Information

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME (LOSS) FOR THE YEAR ENDED DECEMBER 31, 2014:

(a)

Derived from the Company's audited consolidated financial statements for the year ended December 31, 2014.

(b)

Reflects revenue and community operating expenses as reported by the Sun Properties for the year ended December 31, 2014.

(c)

Reflects the pro forma revenue and operating expenses from rental homes.  Revenue is based on the current rent roll and operating expenses is based on an estimated 40% of revenue.

(d)

Reflects the estimated cost incurred for the transaction and due diligence costs associated with the acquisition of the Sun Properties.

(e)

Reflects the pro forma depreciation expense for the year ended December 31, 2014 based on a 27.5 year estimated useful life for site and land improvements, buildings and improvements and rental homes and accessories for a total depreciable basis of $63,991,000, as if the properties had been owned for the entire year.

(f)

Reflects the pro forma interest expense on the mortgages and loans payable as if it they were made on January 1, 2014.  Interest on the mortgage loans is fixed at a weighted average rate of 4.1%.

(g)

Reflects the amortization of the costs incurred in connection with obtaining the mortgages for this acquisition.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date:  December 28, 2015

By:      /s/ Anna T. Chew

Name:

Anna T. Chew

Title:

Vice President and

Chief Financial Officer